Exhibit 99.1

Corporate Overview

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

Lehman Healthcare Conference

March 8, 2006

NYSE: WST

www.westpharma.com

Certain statements contained in this presentation and certain statements that may be made by management of the Company orally during this presentation are forward-looking statements that set forth anticipated results based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events – they do not relate strictly to historical or current facts. In particular, these include statements concerning future actions, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings and financial results. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,”
“believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We cannot predict or identify all such risks and uncertainties, but factors that could cause the actual results to differ materially from expected and historical results include the following:  sales demand; timing and commercial success of customers’ products incorporating our products and services, including specifically, the Exubera® Inhalation-Powder insulin device; our ability to pass raw-
material cost increases on to customers through price increases; maintaining or improving production efficiencies and overhead absorption; constraints on manufacturing capacity in the face of anticipated demand; the availability of labor to meet increased demand; competition from other providers; the successful integration of acquired businesses; average profitability, or mix, of products sold in a reporting period;
financial performance of unconsolidated affiliates; strength of the U.S. dollar in relation to other currencies, particularly the Euro, UK Pound, Danish Krone, Japanese Yen and Singapore Dollar; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components; raw-material price escalation, particularly petroleum-based raw materials, and energy costs; and availability and pricing of materials that may be affected by vendor concerns with exposure to product-related liability.

The Company assumes no obligation to update forward-looking statements as circumstances change.
Investors are advised, however, to consult any further disclosures the Company makes on related subjects in the Company's 10-K, 10-Q and 8-K reports.

Safe Harbor Statement

Each and every day

millions of West
products are used to
enhance healthcare
around the world.

Who are we?

Corporate Profile

World's premier
manufacturer of
components and systems
for injectable drug delivery

Stoppers and seals for vials

Disposable components used
in syringe, IV, blood collection
and diagnostic systems

Founded in 1923

HQ in Lionville, PA

2005 sales $700M

Market capitalization
approx $1.05B

Diverse Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in Biotech

medtronic

32 manufacturing sites

34 sales offices

7 technical centers

5,500 employees worldwide

Global Presence

Key Company Developments

Acquisition of Monarch Laboratories

Acquisition of The Tech Group

Acquisition of Medimop

Sale of GFI Clinical Unit

Sale of Contract Manufacturing Operations

New management team

Restructuring and increased CAPEX

Sale of OTC Research Services Group

Kinston explosion

Kinston restart

2-for-1 stock split

Divestiture of Drug Delivery

FY 2005

FY 2004

FY 2003

FY 2002

FY 2001

Strong Sales Growth
2002-2005

FY05 Net sales: Approx. $700 MM

Business Segments

Pharmaceutical Systems Profile

8-12%

0-2%

6-8%

Our Growth
(2005-2007)

10-50%

Small

Not determined

Lab and
Other
Services

10-20%

Market Leader

$150 million,

Growing 0-2%

Disposable
Medical
Device
Components

25-50+%

Market Leader

$1 to $1.5 billion.

Growing  2-5%

Pharma
Systems

Gross Margin
Range

Our Share

Market Size*/
Long-Term
Growth Rate

* Company estimates

Geographic Sales Mix
(2005, based on point of sale)

Corporate Growth Strategy
Core Pharmaceutical Systems Business

Maximize the value of West’s core business
(Company Estimated Market:  $1.1 BN)

Market segmentation

Generate maximum value from key growth drivers

New product innovation

Lean manufacturing

Geographic expansion

Strategic acquisitions

MediMop Medical Projects Ltd

Growth Drivers

Global demographics

Diabetes

Diabetes

Components

for Pen System Applications

Components for

Traditional System
Applications

Entire Systems

Growth Drivers

Global demographics

Diabetes

Growth in biotechnology drugs

Oncology

Pre filled syringe systems

Reconstitution systems

Medimop Medical Projects Ltd

Biotechnology/Oncology

Closures and Components for
Traditional and Prefilled Systems

Seals

Syringe plungers, needle shields

Flip-Off ® Buttons

Stoppers

FluroTec ® and Barrier Coatings

Westar®
Processing

Closures and Components for
Biotechnology and Oncology Systems

Reconstitution Aides

Biotechnology/Oncology

Medimop Product Portfolio

Vial Adapters

Needleless Drug

Transfer and Mixing

Growth Drivers

Global demographics

Diabetes

Growth in biotechnology drugs

Oncology

Anti-counterfeiting needs

Growth Opportunities

Closures with built-in product tracking, authentication
and anti-counterfeiting features

West’s Competitive Edge

Unmatched experience/expertise: drug material
interface

Ability to source components from multiple locations

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA filing
must include reference to all packaging/components
in contact with the drug:

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/ functionality studies for new filing

Corporate Growth Strategy
Tech Group Business

Build market share in multi-component systems
for drug delivery

            (Company Estimated Market:  $4.5 BN)

Leverage customer base

Develop a portfolio of proprietary systems for injectable,
transmucosal, and pulmonary delivery

Pursue selected consumer opportunities

License or acquire innovative technologies

Pursue strategic acquisitions

The Tech Group

The Tech Group

West Device Group

FY04 Sales: $74.2 MM

FY04 Sales: $65.0 MM

Tech Complements West

Tech Customer Base

Pharmaceutical

Device

Consumer

Tech Group Growth Drivers

Organic Growth

New Product Portfolio

Insulin delivery systems

Tech Product Portfolio

Health Care

Consumer

Joint development with Pfizer & Nektar

Class III medical device part of NDA

Recent events

Received EMEA and FDA approval for marketing

Initial launch targeted for mid year

Key questions are:

Market acceptance – Doctors and patients

Patient acceptance may expand market

Increased patient compliance – targeted for non
compliant daibetic population

    (1) “Exubera” is a registered trademark of Pfizer, Inc.

Exubera®(1) Inhaled Insulin

2006 – Where We Stand

Key elements of the “Sustainable Growth” strategy
are now in place:

West’s core pharmaceutical systems business is an
established global franchise

Tech Group adds new customers, products and
capabilities in the key device segment

Medimop adds new technologies and products in the
key biotechnology and oncology markets

Execute business plan and strategy

Retain focus on growth of core injectable business

Capitalize on Tech and Medimop programs and opportunities

Generate margin expansion through lean programs

Pursue opportunities for geographic expansion

China – India – Brazil – Russia/Eastern Europe

Continue to innovate, develop and acquire technologies

“Adaptable” integration (e.g. TagSys – RFID)

Product line expansion (e.g. Tech, Medimop)

Next-generation systems (e.g. Silicone Free CZ PFS)

2006 Operating Priorities

Investment Considerations

Investment Considerations

Core injectable packaging and delivery systems business
is globally established

Significant regulatory and capital barriers to entry

Strong, diversified customer base

West’s product development cycle mirrors new drug development timeline

Value-added products, technologies and services that enhance growth potential

Recent acquisitions further enhance growth potential,
leverage manufacturing and industry expertise

Market drivers favor continued growth

Strong balance sheet

Management incentives strongly tied to creation of
shareholder value

Full Year 2005 Results

$1.39

$1.09

EPS–contg Ops

$ 43

$ 30

Income from
continuing Ops

10.3%

5.3%

17.5%

8.9%

4.4%

16.4%

     % of sales

72

9

94

48

3

79

Operating Profit

27.5%

13.4%

31.6%

28.8%

13.6%

30.5%

     % of sales

193

23

170

156

9

147

Gross Profit

9.0%

4.4%

11.9%

     %  growth

$ 700

$ 170

$ 538

$ 542

$ 68

$ 481

Net Sales

Consolidated

(1) (2)

Tech

Group (1)

Pharm
Systems

Consolidated
(2)

Tech
Group

Pharm
Systems

2005

2004

($ millions,
except EPS)

Note(1) – Includes Tech acquired business from May 2005 of $99. 2005 sales grew by 4.4% over 2004 levels excluding the Tech acquired business. The Tech acquired business grew  30% in 2005 over its prior year.
Consolidated 2005 sales, excluding acquisitions and currency increased 9% over prior year sales.

Note (2) – Consolidated net sales excludes inter-segment eliminations of $7 and $9, respectively.

Guidance

2006 revenue forecast - $810- $830 million

Expect gross margins of 32% from Pharm Systems
segment and 16.5% from Tech segment

EPS from continuing operations: $1.60 - $1.70

Estimates exclude first quarter pre-tax charge from
refinancing our Senior debt of approximately $6mm;
currency effects; any significant additional increases to raw material and energy costs

Includes $0.10- $0.17 of after tax operating profit from
Exubera® device sales

Includes $5 mm of additional R&D expenditures

Includes $4 mm of increased pension expense

As of February 21, 2006, without update

Financial Objectives

Grow sales 6-8% in our core injectable
business before the effects of currency and
acquisitions

Improve margins by using Lean to eliminate
waste and control discretionary spending

Selectively invest in innovative new products
and technologies

Reduce debt to total cap ratio, exclusive of any
new acquisition-related debt

Create returns on invested capital in excess of
our Cost of Capital

Management Performance Metrics

Short term (Annual)

Corporate – EPS, cash flow

Operations – net sales, operating profit, cash flow

Long term

50% restricted stock, 50% options

Compounded annual growth rate (CAGR)

Return on invested capital (ROIC)

Stock ownership guidelines for all executive
officers and Directors

Summary

2006 should produce strong results

Revenue growth to $810-$830million

15-20 % EPS growth ($1.60-$1.70) excluding impact of debt
refinancing

Management focus is on execution of business plan

Optimize growth and profitability of the core business

Deliver benefits of recent acquisitions

Continue emphasis on margin improvement via lean
initiative

Invest in innovation

Corporate Overview

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

Lehman Healthcare Conference

March 8, 2006

NYSE: WST

www.westpharma.com